Annual Report

June 30, 2001

T. Rowe Price
Limited-Term Bond Portfolio

Dear Investor

Declining short-term interest rates and spirited demand for high-quality bonds provided a favorable backdrop for the Limited-Term Bond Portfolio in the 6- and 12-month periods ended June 30. Since our last report, the Federal Reserve lowered its key federal funds rate (the overnight borrowing rate that banks charge each other) six times: five half-point reductions, and most recently, a quarter point at the end of June. Investment-grade short-term bond prices rallied in response, contributing to your fund's solid 4.18% six-month gain.

MARKET ENVIRONMENT

  In contrast to the relative calm preceding our December letter, short-term interest rates and the bond markets were in a state of flux during the last six months. Although not officially in a recession, the U.S. economy still faces significant challenges.

  Interest Rate Levels
  ------------------------------------------------------------------------------

                       Current Coupon              5-Year              2-Year
                                 GNMA       Treasury Note       Treasury Note

  06/30/00                       7.77                6.25                6.44
  07/31/00                       7.80                6.16                6.31
  08/31/00                       7.56                6.02                6.20
  09/30/00                       7.47                5.90                6.04
  10/31/00                       7.43                5.73                5.88
  11/30/00                       7.19                5.52                5.71
  12/31/00                       6.87                4.98                5.12
  01/31/01                       6.55                4.77                4.57
  02/28/01                       6.53                4.65                4.39
  03/31/01                       6.51                4.56                4.18
  04/30/01                       6.75                4.88                4.27
  05/31/01                       6.72                4.91                4.18
  06/30/01                       6.83                4.95                4.24


  In the early part of 2001, the potential for a recession loomed large. GDP growth declined, consumer confidence ebbed, unemployment claims and layoffs surged, and soaring energy prices all heralded trouble ahead. The Fed tried to shore up the economy by aggressively easing the fed funds rate. In response to the 275 basis points rate reduction (100 basis points equal one percentage point), the yield on the two-year Treasury note fell almost one percent. However, the yield on five-year Treasury notes and GNMAs were basically unchanged.

  Declining rates are generally positive for bond prices and proved a strong draw to investors wary of further stock market declines. For example, despite the deteriorating economic environment, demand for corporate bonds increased as investors recognized the benefits of lower rates on corporate balance sheets, earnings, and bond prices. In contrast to the previous reporting period when corporates were the performance underdogs, bond market returns were led by corporate securities - especially those with somewhat lower quality ratings.

PERFORMANCE AND STRATEGY REVIEW

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 6/30/01                            6 Months            12 Months
  ------------------------------------------------------------------------------

  Limited-Term
  Bond Portfolio                                      4.18%               10.46%

  Merrill Lynch 1-5 Year
  U.S. Corporate and
  Government Index                                     4.27                10.20

  Lipper Variable Annuity
  Underlying Short
  Intermediate Investment-
  Grade Debt Funds Average                             3.76                8.62


  The Limited-Term Bond Portfolio posted strong absolute and relative performance. Over the past 12 months, the portfolio generated a superior 10.46% total return. As shown in the table above, our 6- and 12-month gains handily topped the Lipper variable annuity funds average and slightly exceeded the Merrill Lynch index for the past 12 months. Interest rates fell sharply in the first half of this year, but have yet to materially affect the portfolio's income distributions, since dividend changes tend to lag market interest rate shifts. However, if rates do not rise in the near term, we would expect slightly lower dividends in the future because as current holdings mature, we have to reinvest the proceeds in lower-coupon debt.

  Continuing a multiyear trend, we gradually decreased weighted average duration to 2.5 years in June, to bring the fund's interest rate sensitivity more in line with its peers. (Duration is a measure of interest rate sensitivity; a two-year duration indicates that a security will rise or fall 2% with each one-percentage-point fall or rise, respectively, in overall interest rates.) Over the past several years, the fund has exhibited greater sensitivity to interest rate changes than the average variable annuity limited-term bond fund because of a slightly longer weighted average duration. We wished to limit this potential source of volatility compared with the fund's peer group.

  The portfolio's sharply higher allocation to corporate securities also aided returns. Our corporate bond holdings grew to 52% of the portfolio in June from 46% six months earlier. We boosted our weightings in many sectors, but especially in banking and finance, which posted solid returns in the falling-rate environment. Some of our additions benefited from a rally among lower-quality (investment-grade) bonds: BBB rated corporates generated a 6.5% six-month return, while top-rated AAA bonds earned 3.9% (Salomon Smith Barney data). Our focus on maintaining a high-quality portfolio kept us from taking advantage of gains among the highest- yielding issues, but we believe we struck a good balance between risk and reward. The increase in corporate-bond holdings was accomplished by decreasing the allocation to mortgage-backed and asset-backed securities.

  The quality diversification chart on page 3 shows that our increased exposure to the corporate sector did not compromise the fund's very high AA quality rating. In accordance with the portfolio's investment strategy, the portfolio had no exposure to high-yield bonds.

OUTLOOK

  A continued easy money policy is likely to be the growth engine for financial improvement. Because core inflation (minus the volatile food and energy components) remains relatively stable and inflation risks appear minimal, the Fed has the freedom to address the economy's needs. As well, most economic indicators that typically foreshadow a turn in the direction of monetary policy continue to point to fiscal ease. Although the lion's share of rate reductions may be behind us, we expect still lower rates ahead.

  In anticipation of an eventual economic recovery, and in recognition of attractive yields and valuations in the corporate bond market, we expect to maintain an emphasis on corporate securities. Over time, we believe their above-average yield should compound into higher long-term total return than similar-maturity government debt.
  Respectfully submitted,

  Edward A. Wiese President of the Limited-Term Bond Portfolio and chairman of its Investment Advisory Committee

  July 13, 2001

  The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio's investment program.


Portfolio Highlights
Key Statistics
--------------------------------------------------------------------------------
                                                                     Periods
                                                                       Ended
                                                                     6/30/01

30-Day Dividend Yield*                                                  5.69%

  Dividends per Share

  6 months                                                              0.14

  12 months                                                        $    0.28

30-Day Standardized Yield to Maturity                                   5.42%

Change in Price per Share

  6 months (from $4.93 to $4.99)                                   $    0.06

  12 months (from $4.79 to $4.99)                                       0.20

Weighted Average Maturity (years)                                        3.1

Weighted Average Effective
Duration (years)                                                         2.5
--------------------------------------------------------------------------------

*Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.

Quality Diversification
--------------------------------------------------------------------------------

                                        Percent of              Percent of
                                        Net Assets              Net Assets
                                          12/31/00                 6/30/01
--------------------------------------------------------------------------------

Quality Rating*

     AAA                                        33%                     33%
     AA                                         24                      21
     A                                          30                      31
     BBB                                        13                      15

Weighted Average Quality                        AA                      AA
--------------------------------------------------------------------------------

*Based on T. Rowe Price research.

Sector Diversification
                                        Percent of              Percent of
                                        Net Assets              Net Assets
                                          12/31/00                 6/30/01


Corporate Bonds and Notes                       46%                     52%

     Banking and Finance                        11                      15

     Industrial                                  9                       9

     Consumer Products and Se                    9                       9

     Utilities                                   7                       8

     Media and Communications                    7                       7

     Transportation                              3                       3

     Other                                       -                       1

Asset-Backed Securities                         16                      11

Mortgage-Backed Securities                      23                      20

U.S. Government Obligations                     11                      11

     U.S. Treasury                               7                       6

     U.S. Government Agencies                    4                       5

     Money Market Funds                          2                       4

All Other                                        1                       1

Other Assets Less Liabilities                    1                       1
--------------------------------------------------------------------------------

Total                                          100%                    100%
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Limited-Term Bond Portfolio
--------------------------------------------------------------------------------

                      Merrill Lynch 1-5 Year                  Limited-Term
                          U.S. Corporate and                Bond Portfolio
                            Government Index

05/13/94                              10,000                        10,000
06/30/94                              10,079                        10,046
06/30/95                              10,975                        10,814
06/30/96                              11,558                        11,215
06/30/97                              12,349                        11,941
06/30/98                              13,279                        12,813
06/30/99                              13,939                        13,311
06/30/00                              14,576                        13,851
06/30/01                              16,063                        15,300


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Limited-Term Bond Portfolio
Periods Ended 6/30/01

                                                Since          Inception
1 Year         3 Years      5 Years         Inception               Date

10.46%           6.09%        6.41%             6.14%            5/13/94


Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio
Unaudited
--------------------------------------------------------------------------------

                         For a share outstanding throughout each period
                  -----------------------------------------------------------

              6 Months       Year
                 Ended      Ended
               6/30/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96

NET ASSET
 VALUE
Beginning
of period     $   4.93   $   4.79   $   5.02   $   4.96   $   4.93   $   5.06

Investment
activities

  Net investment
  income (loss    0.14       0.29       0.27       0.28       0.29       0.29

  Net realized and
  unrealized gain
  (loss)          0.06       0.14      (0.23)      0.07       0.03      (0.13)

  Total from
  investment
  activities      0.20       0.43       0.04       0.35       0.32       0.16

Distributions
  Net investment
  income         (0.14)     (0.29)     (0.27)     (0.28)     (0.29)     (0.29)
  Net realized
  gain             -          -          -        (0.01)       -          -

  Total
  Distribution   (0.14)     (0.29)     (0.27)     (0.29)     (0.29)     (0.29)

NET ASSET
 VALUE

End of period $   4.99   $   4.93   $   4.79   $   5.02   $   4.96   $   4.93
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return
(diamond)         4.18%      9.25%      0.84%      7.28%      6.74%      3.26%

Ratio of total
expenses to
average net as  0.70%!       0.70%      0.70%      0.70%      0.70%      0.70%

Ratio of net
investment income
(loss) to average
net assets      5.85%!       6.00%      5.54%      5.58%      5.91%      5.83%

Portfolio turnover
rate            58.7%!       58.4%      36.2%      50.9%      48.7%      97.7%

Net assets,
end of period
(in thousands) $ 74,528   $ 68,844   $ 53,148   $ 46,235   $ 24,280   $ 12,312


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!         Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                   In thousands


ASSET-BACKED SECURITIES 11.4%

Banc One Auto Grantor Trust
     6.27%, 11/20/03         $                  15   $                  16

CIT RV Trust
     6.09%, 2/15/12                            750                     760

Comed Transitional Funding Trust
     5.44%, 3/25/07                            670                     672

DaimlerChrysler Auto Trust
     6.66%, 1/8/05                             650                     667

Dayton Hudson Credit Card Master Trust
     5.90%, 5/25/06                            550                     559

Dealer Auto Receivables Trust
     7.07%, 5/17/04                            650                     668

Fingerhut Master Trust
     6.07%, 2/15/05                            127                     127

Harley Davidson Eaglemark
     5.29%, 1/15/09                            479                     480

     5.94%, 2/15/04                             59                      60

Heller Equipment Asset Trust
     6.65%, 3/14/04                            536                     544

MBNA Credit Card Trust
     5.75%, 10/15/08                           725                     723

     7.45%, 4/16/07                            275                     285

     (144a), 7.90%, 7/16/07                    550                     579

MMCA Automobile Trust
     6.80%, 8/15/03                            532                     539

     New Holland Equipment Receivables
     (144a), 6.80%, 12/15/07                   550                     565

Nissan Auto Receivables Owner Trust
     6.72%, 8/16/04                            650                     667

WFS Financial Owner Trust
     7.41%, 9/20/07                            550                     578

Total Asset-Backed Securities
  (Cost $8,269)                                                      8,489


CORPORATE BONDS AND NOTES 51.9%
 Banking and Finance 16.2% ABN
AMRO Bank
(Chicago), N.V.
     Sr. Sub. Notes
     7.25%, 5/31/05                            410                     428

AIG Sunamerica Global Financing
     Sr. Notes, (144a)
     7.40%, 5/5/03                             550                     574


                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                   In thousands

Banco Generale
  Sr. Notes, (144a)
  7.70%. 8/1/02                            $   300                 $   300

Bank One
  Sr. Notes, 7.625%, 8/1/05                    750                     795

Citigroup
  Sr. Notes, 6.75%, 12/1/05                    700                     722

Countrywide Funding
  Sr. Notes, 5.25%, 5/22/03                    380                     381

First Union
  Sr. Notes, 7.55%, 8/18/05                    750                     792

First USA Bank
  Sr. Notes, 7.00%, 8/20/01                     85                      85

General Electric Capital
  Sr. Notes, 7.50%, 5/15/05                    550                     587

Heller Financial
  Sr. Notes, 6.375%, 3/15/06                   700                     703

Household Finance
  Sr. Notes, 6.50%, 1/24/06                    750                     760

Hutchison Whampoa Finance
  Sr. Notes, (144a),
  6.95%, 8/1/07                                500                     505

Inter-American Development Bank
  Sr. Notes, 6.375%,
  10/22/07                                     375                     390

J. P. Morgan Chase
  Sr. Sub. Notes,
  6.25%, 1/15/06                               500                     504

Kansallis Osake Pankki (New York)
  Sr. Sub. Notes,
  10.00%, 5/1/02                               400                     416

Lehman Brothers
  Sr. Notes, 7.375%,
  5/15/04                                      500                     520

Marsh & McLennan
  Sr. Notes, 6.625%,
  6/15/04                                      550                     570

MBNA
  Sr. Sub. Notes,
  7.25%, 9/15/02                               185                     189

Merrill Lynch, Sr. Notes
  6.81%, 6/13/02                               275                     280

  7.00%, 3/15/06                               275                     284

Midland Bank
  Sr. Sub. Notes,
  7.625%, 6/15/06                              700                     740

Morgan Stanley
  Sr. Notes, 6.10%,
  4/15/06                                      600                     599

PHH
  Sr. Notes, 8.125%,
  2/3/03                                       500                     509

Provident Bank
  Sr. Sub. Notes
  7.125%, 3/15/03                              275                     280

T. Rowe Price Limited-Term Bond Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                    In thousands
Union Planters
  Sr. Sub. Notes
  6.25%, 11/1/03                           $   200                $    200

                                                                    12,113

Consumer Products and Services 8.6%
  Coca Cola Femsa
  Sr. Notes, 8.95%, 11/1/06                    400                     432

Comcast Cable Communications
  Sr. Notes, 6.20%, 11/15/08                   500                     479

Dayton Hudson
  Sr. Notes, 6.625%, 3/1/03                    200                     205

  Eastman Kodak
  Sr. Notes, 6.375%, 6/15/06                   500                     497

Federated Department Stores
  Sr. Notes, 8.125%, 10/15/02                  550                     567

Grand Metropolitan Investment
  Sr. Notes, Zero Coupon, 1/6                  825                     718

Johnson & Johnson
  6.625%, 9/1/09                               850                     871

McCormick
  Sr. Notes, 6.40%,
 2/1/06                                        500                      500

Nabisco, Sr. Notes,
 6.125%, 2/1/33                                290                      293

Sears Roebuck Acceptance Corporation
  Sr. Notes, 6.75%,
 9/15/05                                       500                      506

Sony
  Sr. Notes, 6.125%,
  3/4/03                                       225                     229

Viacom, Sr. Notes,
  (144a) 6.40%, 1/30/06                        210                     213

Wal-Mart
  Sr. Notes, 6.55%,
  8/10/04                                      825                     854

                                                                     6,364

Energy 0.6%
PDV America
  Sr. Notes, 7.875%,
  8/1/03                                       220                     222

YPF Sociedad Anonima
  Sr. Notes, 7.25%,
  3/15/03                                      235                     238

                                                                       460

Industrials 8.1%
Boeing Capital
  Sr. Notes, 7.10%,
  9/27/05                                      750                     784

Caterpillar Financial Services
  Sr. Notes, 6.875%,
  8/1/04                                       550                     569

Daimler Chrysler North America
  Sr. Notes, 6.90%,
 9/1/04                                        550                      562


                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                      In thousands


Ford Motor Credit
  Sr. Notes, 6.875%, 2/1/06                $   275                  $  279

General Motors Acceptance Corporation
  Sr. Notes, 7.50%, 7/15/05                    600                     628

Parker Hannifin
  Sr. Notes, 5.65%, 9/15/03                    550                     549

Praxair
  Sr. Notes, 6.85%, 6/15/05                    500                     511

Toyota Motor Credit
  Sr. Notes, 5.625%, 11/13/03                  550                     557

Tyco
  Sr. Notes, 5.875%, 11/1/04                   650                     651

United Technologies
  Sr. Notes, 6.625%, 11/15/04                  550                     567

Waste Management
  Sr. Notes, 6.625%, 7/15/02                   340                     343

                                                                     6,000

Media and Communications 7.1%
  360 Communications
  Sr. Notes, 7.125%, 3/1/03                    550                     566

British Telecommunications
  Sr. Notes, 7.625%, 12/15/05                  600                     629

SBC Communications
  Sr. Notes, 5.75%, 5/2/06                     500                     495

Sprint Capital
  Sr. Notes, 5.70%, 11/15/03                   410                     407

Telefonica Europe
  Sr. Notes, 7.35%, 9/15/05                    750                     777

U.S. West Communications
  Sr. Notes, 7.20%, 11/1/04                    555                     569

Vodafone Airtouch
  Sr. Notes, 7.625%, 2/15/05                   550                     578

Worldcom, Sr. Notes
  7.50%, 8/20/04                             1,250                   1,274

                                                                     5,295


Transportation 2.9%
Amerco
  Sr. Notes, 8.80%, 2/4/05                     300                     297

ERAC USA Finance
  Sr. Notes, (144a)
  6.375%, 5/15/03                              200                     200

GATX Capital
  Sr. Notes, 6.875%, 11/1/04                   275                     268


T. Rowe Price Limited-Term Bond Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     Shares/Par                   Value
--------------------------------------------------------------------------------
                                                  In thousands


Norfolk Southern
  Sr. Notes
  6.95%, 5/1/02                            $   550                 $   558

  7.875%, 2/15/04                              145                     152

Southwest Airlines
  Sr. Notes, 8.75%, 10/15/03                   200                     213

Union Pacific
  Sr. Notes, 5.84%, 5/25/04                    500                     501

                                                                     2,189

Utilities 8.4%
Alabama Power
  Sr. Notes, 5.49%, 11/1/05                    750                     731

American Electric Power
  Sr. Notes, 6.125%, 5/15/06                   535                     528

CE Electric UK Funding
  Sr. Notes, (144a)
  6.853%, 12/30/04                             330                     329

DTE Energy
  Sr. Notes, 6.00%, 6/1/04                     500                     501

Entergy Mississippi,
  6.45%, 4/1/08                                725                     694

National Rural Utilities
  5.00%, 10/1/02                               550                     552

Niagara Mohawk
  Sr. Notes
  7.25%, 10/1/02                               275                     280

  7.375%, 7/1/03                               276                     283

Potomac Capital Investment
  Sr. Notes, (144a)
  7.550%, 11/19/01                             275                     277

PSEG Power
  Sr. Notes, (144a)
  6.875%, 4/15/06                              500                     503

Public Service Electric & Gas
  1st Ref. Mtg. Bonds
  6.25%, 1/1/07                                 75                      74

Sempra Energy
  Sr. Notes, 6.80%, 7/1/04                     700                     695

Utilicorp United
  Sr. Notes, 7.00%, 7/15/04                    550                     553

Williams
  Sr. Notes, 6.125%, 2/15/02                   260                     261

                                                                     6,261

Total Corporate Bonds and Notes
  (Cost $38,070)                                                    38,682


                                        Shares/Par                   Value
----------------------------------------------------------------------
                                                In thousands

NON-U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES 6.7%

EQCC Home Equity Loan Trust
  6.159%, 4/15/08                          $   375                 $   379

Fifth Third Mortgage Loan Trust
  6.75%, 10/18/30                              541                     547

GMAC Commercial
  Mortgage Securities
  CMO, 6.15%, 11/15/07                         384                     388

LB Commercial Conduit
  Mortgage Trust
  CMO, 6.41%, 8/15/07                          602                     610

Prudential Securities
  Secured Financing
  CMO, 6.074%, 1/15/08                         644                     644

Residential Accredit Loans
  CMO, 7.25%, 11/25/27                         524                     512

Saxon Asset Securities Trust
  6.73%, 2/25/27                               566                     575

Sovereign Bank Home
  Equity Loan Trust
  6.96%, 4/25/03                               600                     613

Washington Mutual
  5.997%, 2/25/31                              750                     750

Total Non-U.S. Government Mortgage-Backed
Securities (Cost $4,955)                                             5,018

U.S. GOVERNMENT MORTGAGE-BACKED

SECURITIES 13.5%

U.S. Government Agency Obligations 8.0%
Federal Home Loan Mortgage
  6.00%, 1/15/08 - 1/15/11                   1,813                   1,834

  6.50%, 5/1/05 - 8/15/23                    2,080                   2,114

REMIC, 5.75%, 6/15/10                          776                     791

Federal National Mortgage Assn.
  6.00%, 1/1/14                                376                     372

  9.00%, 5/1/05                                 79                      82

REMIC, 9.00%, 1/25/08                          751                     805

                                                                     5,998

U.S. Government Guaranteed Obligations 5.5%
Government National Mortgage Assn.

  6.50%, 5/15/09                             1,119                   1,140

  7.00%, 9/15/12 - 4/15/13                   2,381                   2,446

  8.00%, 5/15/07                               479                     495

  10.00%, 11/15/09 - 4/15/19                    41                      45

                                                                     4,126


T. Rowe Price Limited-Term Bond Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                 In thousands

Total U.S. Government Mortgage-Backed
  Securities (Cost $9,868)                                          10,124

U.S. GOVERNMENT OBLIGATIONS/AGENCIES 11.0%

U.S. Government Agency Obligations 5.3%

Federal Home Loan Bank
  5.75%, 7/15/03                           $ 1,000                 $ 1,020

Federal National Mortgage Assn.
  5.25%, 1/15/03                               300                     304

  5.75%, 6/15/05                               625                     634

  7.00%, 7/15/05                             1,500                   1,584

U.S. Department Housing &
  Urban Development
  6.49%, 8/1/07                                415                     419

                                                                     3,961


U.S. Treasury Obligations 5.7%

U.S. Treasury Notes
  4.25%, 11/15/03                            1,300                   1,294

  5.875%, 11/15/04                           1,150                   1,189

U.S. Treasury Inflation-Indexed Notes
  3.375%, 1/15/07                            1,674                   1,695

                                                                     4,178

Total U.S. Government Obligations/Agencies
  (Cost $8,095)                                                      8,139

OTHER 0.1%

University of Miami
  (MBIA Insured) 6.90%, 4/1/0                   60                      62

Total Other (Cost $60)                                                  62


                                        Shares/Par                   Value
--------------------------------------------------------------------------------
                                                     In thousands

MONEY MARKET FUNDS 4.2%

T. Rowe Price Reserve Investment Fund
  4.34% #                                 $  3,116                $  3,116

Total Money Market
  Funds (Cost $3,116)                                                3,116

Total Investments in
Securities
98.8% of Net
Assets (Cost $72,433)                                               73,630

Other Assets
Less Liabilities                                                       898


NET ASSETS                                                        $ 74,528

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $    (27)

Accumulated net realized gain/loss -
net of distributions                                                  (377)

Net unrealized gain (loss)                                           1,197

Paid-in-capital applicable to 14,950,061
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
Corporation authorized                                              73,735

NET ASSETS                                                        $ 74,528
                                                                  --------


NET ASSET VALUE PER SHARE                                         $  4.99
                                                                  -------


#    Seven-day yield

CMO  Collateralized Mortgage Obligation

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 5.4 % of net assets.

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Unaudited
T. Rowe Price Limited-Term Bond Portfolio
In thousands
--------------------------------------------------------------------------------
                                                                  6 Months
                                                                     Ended
                                                                   6/30/01
Investment Income (Loss)
Income
  Interest income                                                    2,341

  Expenses

  Investment management and administrati                               249

Net investment income (loss)                                         2,092

Realized and Unrealized
Gain (Loss)
Net realized gain (loss)
on securities                                                          365
Change in net unrealized
gain or loss on securities                                             414

Net realized and unrealized
gain (loss)                                                            779

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $ 2,871
                                                                   -------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Unaudited
T. Rowe Price Limited-Term Bond Portfolio
In thousands
--------------------------------------------------------------------------------

                                          6 Months                    Year
                                             Ended                   Ended
                                           6/30/01                12/31/00
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
Net investment
income (loss)                             $  2,092                $  3,757

Net realized gain (loss)                       365                    (576)

  Change in net unrealized ga                  414                   2,494

  Increase (decrease) in net assets
  from operations                            2,871                   5,675

Distributions to shareholders
  Net investment income                     (2,082)                 (3,757)

Capital share transactions *
  Shares sold                                9,289                  20,588
  Distributions reinvested                   2,083                   3,752
  Shares redeemed                           (6,477)                (10,562)

  Increase (decrease) in net assets
  from capital share transact                4,895                  13,778

Net Assets
Increase (decrease) during pe                5,684                  15,696
Beginning of period                         68,844                  53,148

End of period                              $74,528                 $68,844
                                           -------                 -------

  Shares sold                                1,861                   4,296
  Distributions reinvested                     418                     780
  Shares redeemed                           (1,299)                 (2,204)

  Increase (decrease) in shares
  outstanding                                  980                   2,872


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Fixed Income Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on May 13, 1994. The fund seeks a high level of income consistent with moderate fluctuations in principal value. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

  Premiums and Discounts - Premiums and discounts on debt securities are amortized for financial reporting purposes. On January 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to January 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $15,000 reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended June 30, 2001, the effect of this change was to increase net investment income by $10,000 ($0.001 per share), decrease net realized gain/ loss on securities by $8,000 ($0.001 per share), and decrease net unrealized gain/loss on securities by $2,000 ($0.000 per share). This change had no effect on the fund's net assets or total return.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $16,804,000 and $13,346,000, respectively, for the six months ended June 30, 2001. Purchases and sales of U.S. government securities aggregated $6,139,000 and $6,526,000, respectively, for the six months ended June 30, 2001.

T. Rowe Price Limited-Term Bond Portfolio


NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of December 31, 2000, the fund had $777,000 of capital loss carryforwards, $155,000 of which expires in 2007, and $622,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

  At June 30, 2001, the cost of investments for federal income tax purposes was $72,446,000. Net unrealized gain aggregated $1,184,000 at period end, of which $1,305,000 related to appreciated investments and $121,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $31,000 was payable at June 30, 2001. The fee, computed daily and paid monthly, is equal to 0.70% of the fund's average daily net assets. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $108,000 and are reflected as interest income in the accompanying Statement of Operations.

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T.Rowe Price, Invest With Confidence
100 East Pratt Street
Baltimore, MD 21202

T. Rowe Price Investment Services, Inc., Distributor

TRP656 (6/01)
K15-059 6/30/01